SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15 (d) of the Securities Exchange Act
             Date of Report (Date of Earliest Event Reported):
                                 03-05-02

                      ONE TOUCH TOTAL COMMUNICATIONS, INC.
           (Exact name of Registrant as Specified in its Charter)


         Nevada                      0-09358                     91-1933601
(State of Incorporation)           (Commission                (IRS Employer
                                    File Number)                       No.)


        1636 Stadium View, Anaheim, CA                            92806
(Address of principal executive offices)                        (Zip Code)


         Registrant's Telephone number, including area code: (714)-456-0874


ITEM 5. OTHER EVENTS

     Effective 3-5-02, One Touch Total communications, Inc.
terminated its relationship with Brian F. Faulkner, securities counsel. Mr. Faulkner is no longer associated with the corporations' business in any way.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          One Touch Total Communications, Inc.

Date: 3-15-02                             /s/C. Jay Smith
                                          C. Jay Smith, President